                                                                    Exhibit 23.2

                        Consent of Independent Auditors


We consent to the use of our report dated September 19, 2000 for Athersys Newco, Ltd. in the Registration Statement (Form S-1) and related Prospectus dated October 12, 2000 of Athersys, Inc. for the registration of its common stock.


                                        /s/ Ernst & Young LLP

Cleveland, Ohio
October 12, 2000